UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2023

Pono Capital Two, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41462	88-1192288
(Commission File Number)	(IRS Employer Identification No.)

643 Ilalo St. #102

Honolulu, Hawaii 96813

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (808) 892-6611

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	PTWOU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PTWO	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PTWOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on May 3, 2023, Pono Capital Two, Inc. (the “Company” or “Pono”) entered into non-redemption agreements with certain unaffiliated stockholders owning, in the aggregate, 773,682 shares of the Company’s Class A common stock, pursuant to which such stockholders agreed, among other things, not to redeem or exercise any right to redeem such public shares in connection with the Extension Amendment (as defined below). In connection with the non-redemption agreements, Mehana Capital, LLC, the Company’s sponsor (the “Sponsor”), agreed to transfer to the stockholders that entered into such agreements shares of common stock of the Company upon the consummation of the Company’s initial business combination. On May 4, 2023, the Company entered into an additional non-redemption agreement with an unaffiliated stockholder pursuant to which such stockholder agreed not to redeem 225,000 of their public shares in connection with the Extension Amendment, and in connection with the non-redemption agreement, the Sponsor agreed to transfer to the stockholder that entered into such agreement shares of common stock of the Company upon the consummation of the Company’s initial business combination.

A form of the non-redemption agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the non-redemption agreements and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the form of non-redemption agreement filed herewith.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2023, as described below under Item 5.07, the stockholders of the Company approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) to implement the Extension Proposal (as defined below) (the “Charter Amendment”). The Charter Amendment became effective on May 8, 2023 upon filing with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation, dated May 8, 2023, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein..

Item 5.07. Submissions of Matters to a Vote of Security Holders.

The Company initially held a special meeting of stockholders (the “Special Meeting”) of the Company (the “Initial Special Meeting”) on May 5, 2023 at 10:00 a.m. Eastern Time. At the Initial Special Meeting, the Chairman determined, in his discretion during this meeting, to present an adjournment proposal to the Initial Special Meeting with respect to the Extension Amendment Proposal (as defined below), and the stockholders of the Company voted to adjourn the meeting until May 8, 2023 at 10:00 a.m. Eastern Time (the “Adjourned Special Meeting”). The Company then held the Adjourned Special Meeting on May 8, 2023. The meetings were held via teleconference. Summarized below are the results of the matters submitted to a vote at the Adjourned Special Meeting.

Matter	For	Against	Abstain
Proposal 1 – The Extension Amendment Proposal - A proposal to amend (the “Extension Amendment”) the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”), to (i) extend the date by which Pono has to consummate a business combination from May 9, 2023 to February 9, 2024 (the “Extended Date”) and (ii) provide for the right of a holder of Class B common stock of the Company, par value $0.0001 per share (“Class B Common Stock”) to convert such shares into shares of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) on a one-for-one basis prior to the closing of a business combination at the election of the holder.	12,147,718	722,941	0

Proposal 1 was approved by the Company’s stockholders.

Item 7.01 Regulation FD Disclosure.

The Company’s stockholders elected to redeem an aggregate of 9,577,250 shares of Class A common stock of the Company in connection with the Special Meeting. Following such redemptions, the amount of funds remaining in the trust account is approximately $20.0 million. On May 8, 2023, Mehana Capital LLC, the Sponsor, elected to convert 2,874,999 shares of Class B common stock of the Company to 2,874,999 shares of Class A Common Stock of the Company, on a one-for-one basis, pursuant to the Charter Amendment. Accordingly, following the redemptions and conversion referenced above, the Company has 5,489,624 shares of Class A common stock issued and outstanding (3,566,874 of which are shares held by our initial stockholders and are not subject to redemption) and one share of Class B common stock of the Company.

The information in this Item 7.01, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain statements herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “aim,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements contained herein, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Pono’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Merger Agreement by the stockholders of Pono; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Merger Agreement following the announcement of the entry into the Merger Agreement and proposed business combination; (v) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Capital Market’s initial listing standards in connection with the consummation of the proposed business combination; (vi) the effect of the announcement or pendency of the proposed business combination on SBC’ business relationships, operating results and business generally; (vii) risks that the proposed business combination disrupts the current plans of SBC; (viii) the risk that Pono and SBC will need to raise additional capital to execute its business plans, which may not be available on acceptable terms or at all; (ix) the ability of the parties to recognize the benefits of the Merger Agreement and the Business Combination; (x) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (xi) statements regarding SBC’ industry and market size; (xii) financial condition and performance of SBC and Pono, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of Pono’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of SBC; and (xiii) those factors discussed in Pono’s filings with the SEC and that that will be contained in the proxy statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the proxy statement and other documents to be filed by Pono from time to time with the Securities and Exchange Commission (“SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while SBC and Pono may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of SBC or Pono gives any assurance that SBC and Pono will achieve their respective expectations.

Additional Information and Where to Find It

Pono intends to file with the SEC a proxy statement containing information about the proposed transaction and the respective businesses of SBC and Pono. Pono will mail a definitive proxy statement and other relevant documents after the SEC completes its review. Pono stockholders are urged to read the preliminary prospectus and proxy statement and any amendments thereto and the final prospectus and definitive proxy statement in connection with the solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these documents will contain important information about Pono, SBC, and the Business Combination. The definitive proxy statement will be mailed to stockholders of Pono as of a record date to be established for voting on the proposed transaction. Stockholders of Pono will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pono without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement and Pono’s other filings with the SEC can also be obtained, without charge, by directing a request to: Pono Capital Two, Inc, 643 Ilalo St. #102, Honolulu, Hawaii 96813 or calling (808) 892-6611.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute (i) a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination, or (ii) an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Participants in the Solicitation

SBC and Pono and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the Business Combination. Pono stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Pono in Pono’s Annual Report on Form 10-K filed with the SEC on March 9, 2023. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from Pono’s stockholders in connection with the proposed business combination will be included in the definitive proxy statement Pono intends to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation, dated May 8, 2023.
10.1	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 4, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PONO CAPITAL TWO, INC.

Date: May 9, 2023	By:	/s/ Darryl Nakamoto
Darryl Nakamoto
Chief Executive Officer